Centex 2005-A

			LTV			DTI			FICO *		Documentation Type
		Avg LTV	Min LTV	Max LTV	Avg DTI	Min DTI	Max DTI	Avg FICO	Min FICO	Max FICO	Full Doc	Limited Doc	Stated Income
	IO Loans	80.82	35.96	93.28	41.23	10.32	54.36	636	564	800	83.08	0.61	16.31

Low Bal	< $50k	67.21	10.75	99.47	36.91	9.33	715	584	435	787	92.64	2.38	4.98
	$50k to $100k	77.26	12.66	100	36.66	0.96	82.01	589	441	809	92.63	1.37	6

High Coupon	8% to 9%	80.83	12.05	100	38.66	0.96	132.01	569	466	809	91.94	2.44	5.62
	9% to 10%	77.53	11.88	100	38.30	9.77	79.16	562	441	781	91.66	2.44	5.9
	> 10%	73.57	16.25	100	39.26	9.77	715	555	435	742	94.47	2.85	2.69

Occupancy	Primary Home	79.29	10.75	100	39.41	0.22	715	594	435	809	90.86	1.81	7.33
	Investment Property	70.00	20.69	97.32	40.08	0.96	120.31	617	442	773	76.44	6.69	16.87
	Second Home	66.49	14.74	90	42.56	10.34	50.49	606	503	800	74.47	20.02	5.51

Lien	2nd lien	74.65	24.26	100	41.36	10.8	715	580	435	809	94.64	4.99	0.37

Doc Type	Full Documentation	79.99	10.75	100	39.69	0.22	715	590	435	809	100	0	0
	Stated Income	71.17	17.12	90	37.81	0.96	54.05	634	510	800	0	0	100
	Limited Documentation	70.56	29.91	86.7	33.75	6.25	50.49	622	503	795	0	100	0

Property Type	Single Family	79.09	10.75	100	39.17	0.22	715	592	435	809	90.74	2.02	7.24
	PUD	81.30	24.19	93.2	41.75	10.64	56.34	597	500	794	90.87	0.72	8.41
	Condo	76.07	17.12	100	39.08	8.19	55.48	613	502	764	85.01	4.58	10.41
	Townhome	81.52	26.35	92.7	40.77	17.27	50.48	578	490	797	94.32	0.39	5.28
	Manufactured Housing	75.31	30.3	87.55	37.14	10.02	60.96	611	482	799	97.56	0.9	1.54
	Two to Four Family	69.95	12.66	84.45	41.71	12.6	52.06	628	554	784	78.21	0	21.79

Delinq	60+ days	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Centex 2005-A

State	% By Balance	Property Type	% By Balance	Doc Type	% By Balance	Loan Purpose	% By Balance	Occupancy	% By Balance	Orig Prepayment Penalty Term	% By Balance
California	21.31	Single Family	82.69	Full Documentation	90.65	Cash Out Refinance	70.71	Primary Home	98.60	0	34.81
Texas	10.07	PUD	10.04	Stated Income	7.42	Rate / Term Refinance	18.05	Investment Property	0.98	12	3.12
Florida	7.45	Condo	3.72	Limited Documentation	1.93	Purchase	11.24	Second Home	0.41	24	11.79
Virginia	3.95	Townhome	1.70							36	18.75
Maryland	3.74	Manufactured Housing	1.46							42	0.26
										48	0.05
										60	31.22

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Centex 2005-A

Largest 10 Loans

Balance	State	MSA	Loan Type	LTV	DTI	FICO	Prop Type	Purpose	Occ Codes	Orig Prepay Penalty
$ 832,736.61	NY(100%)		2/28 ARM	85.49	45.30	626	Single Family	Cash Out Refinance	Owner Occupied	0
$ 734,700.30	MO(100)		2/28 ARM	85.49	45.39	558	Single Family	Cash Out Refinance	Owner Occupied	60
$ 669,051.17	TX(100)		Fixed	67.00	49.72	591	Single Family	Rate / Term Refinance	Owner Occupied	60
$ 665,504.74	NJ(100)		2/28 ARM	90.00	34.97	642	Single Family	Cash Out Refinance	Owner Occupied	0
$ 661,873.92	VA(100)		2/28 ARM	85.49	35.61	666	PUD	Cash Out Refinance	Owner Occupied	60
$ 655,771.67	MD(100)		2/28 ARM	75.00	32.22	545	Single Family	Cash Out Refinance	Owner Occupied	0
$ 649,127.02	CA(100)		2/28 ARM	85.49	50.49	512	PUD	Rate / Term Refinance	Owner Occupied	60
$ 637,750.00	CA(100)		2/28 ARM	85.03	50.49	595	Single Family	Cash Out Refinance	Owner Occupied	60
$ 630,000.00	MS(100)		2/28 ARM	90.00	44.39	563	Single Family	Rate / Term Refinance	Owner Occupied	60
$ 628,630.62	CA(100)		6 month ARM	74.56	36.90	574	PUD	Cash Out Refinance	Owner Occupied	36

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.